UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 22, 2012

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 22, 2012, Roper Industries, Inc. completed the acquisition of Sunquest Holdings, Inc., as more fully described in Roper Industries, Inc.'s current report on Form 8-K filed on August 24, 2012. This amendment No. 1 on Form 8-K/A amends the Company's August 24, 2012, Form 8-K to provide financial statements of the business acquired and pro forma financial statements related to the acquisition as required by Item 9.01(a) and 9.01(b).

Item 9.01.  Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The required financial statements of Sunquest Holdings, Inc. are attached in Exhibit 99.1
(b) Pro Forma Financial Statements.
The required pro forma financial information is attached hereto as Exhibit 99.2
(c) Exhibits.

23.1  Consent of Ernst & Young LLP, Independent Auditors

99.1  Audited Financials of Sunquest Holdings, Inc. and Subsidiaries as of and for the year ended May 31, 2012

99.2  Unaudited pro forma combined financial statements

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.
(Registrant)

BY:	/s/ John Humphrey
	John Humphrey, Vice President and Chief Financial Officer	Date: October 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1	Audited Financials of Sunquest Holdings, Inc. and Subsidiaries as of and for the year ended May 31, 2012
99.2	Unaudited pro forma combined financial statements